UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

WK Kellogg Co
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41755	92-1243173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square, P.O. Box 3599 Battle Creek, Michigan	49016-3599
(Address of Principal Executive Offices)	(Zip Code)

         Registrant’s telephone number, including area code: (269) 401-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value per share	KLG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 17, 2024, WK Kellogg Co (the “Company”), WK Kellogg Canada Corp., a Canadian subsidiary of the Company (together with the Company, collectively, the “Borrowers”), the guarantors and lenders party thereto, and Coöperatieve Rabobank U.A, New York Branch, as administrative agent, entered into a Second Amendment to Credit Agreement (the “Second Amendment”) to amend the Credit Agreement, dated as of September 12, 2023 (as previously amended, the “Existing Credit Agreement”), in order to extend the period during which the $250 million delayed draw term loan commitments provided thereunder are available to the Borrowers by an additional 6 months, with a new expiration date for the availability of the delayed draw term loan commitments of June 30, 2025.
Except as provided above, the Second Amendment did not modify any other terms of the Existing Credit Agreement, which remains in full force and effect.
The foregoing summary and description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment to Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1
Second Amendment to Credit Agreement, dated as of December 17, 2024, by and among WK Kellogg Co, WK Kellogg Canada Corp., the guarantors and lenders party thereto and Coöperatieve Rabobank U.A, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WK KELLOGG CO
Date: December 19, 2024
By: /s/ David McKinstray
Name: David McKinstray
Title: Chief Financial Officer